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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: DECEMBER 23, 2002



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




     NEVADA                         0-27331                       88-0348835
 (STATE OR OTHER             (COMMISSION FILE NO.)                (IRS EMPLOYER
 JURISDICTION OF                                                  IDENTIFICATION
 INCORPORATION OR                                                 NUMBER)
 ORGANIZATION)



                         121 West 27th Street, Suite 903
                            New York, New York 10001
                                 (212) 255-1500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         On December 19, 2002, FindWhat.com, a Nevada corporation, issued a press release regarding completion of a private placement. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7. EXHIBITS.

         (c) Exhibits.

         Exhibit No.           Description

             99 Press Release, dated December 19, 2002, entitled "FINDWHAT.COM COMPLETES PRIVATE PLACEMENT."


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FINDWHAT.COM


Date:  December 23, 2002                     By: /s/ Phillip R. Thune
                                                 -----------------------------
                                                 Chief Operating Officer and
                                                 Chief Financial Officer



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